UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Natural Grocers by Vitamin Cottage, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATURAL GROCERS BY VITAMIN COTTAGE, INC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

To Be Held On March 5, 2014 at 1:00 PM

at Natural Grocers by Vitamin Cottage, Inc., Home Office Auditorium,

12612 W. Alameda Parkway, Lakewood, CO 80228

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. Otherwise you will not receive a paper or email copy. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before February 19, 2014 .

Please visit http://www.astproxyportal.com/ast/18556/, where the following materials are available for view:

•	Notice of Annual Meeting of Stockholders
•	Proxy Statement
•	Form of Electronic Proxy Card
•	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE:http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone.   You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. You may obtain directions to the location of the meeting at http://investors.naturalgrocers.com/proxy notices

TELEPHONE: To vote by telephone, please call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. You may vote by telephone until 11:59 PM Eastern Time the day before the meeting.

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

1. Election of Directors:

NOMINEES:
Zephyr Isely
Michael Campbell

2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2014.

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting.

Please note that you cannot use this notice to vote. It is not a ballot.